SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) March 29, 1999

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


  Pennsylvania                      0-10822               25-1229323
(State of other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                      Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. announced today, that a Diasensor 1000 Noninvasive Blood Glucose Monitor was delivered to the Food and Drug Administration (FDA) following the conclusion of a technical seminar presented to FDA staff members at the Company's
          Indiana, PA facilities on March 23 and 24, 1999.   The
          FDA purchased the Diasensor 1000, which is already approved for sale in the 15-country European Union, in order to evaluate its performance characteristics and conduct laboratory and clinical research on noninvasive monitoring.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  March 29, 1999


                                        BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                     Media
Diane McQuaide                                Susan Taylor
1.412.429.0673  phone                         1.412.429.0673 phone
1.412.279.9690  fax                           1.412.279.5041 fax



              BIOCONTROL DELIVERS DIASENSOR 1000 TO THE FDA

     Pittsburgh, PA - March 29, 1999 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today, that a Diasensor 1000 Noninvasive Blood Glucose Monitor was delivered to the Food and Drug Administration (FDA) following the conclusion of a technical seminar presented to FDA staff members at the Company's Indiana, PA facilities on March 23 and 24, 1999.

     The FDA purchased the Diasensor 1000, which is already approved for sale in the 15-country European Union, in order to evaluate its performance characteristics and conduct laboratory and clinical research on noninvasive monitoring. The purpose of the seminar was to educate the attending FDA staff members regarding the application, operation, and maintenance of the device. Biocontrol will continue to assist the FDA, as requested, in their study of this new noninvasive technology.

     David L. Purdy, president of Biocontrol, stated "The FDA personnel who attended the seminar were very knowledgeable about existing invasive glucose testing technology, and the Biocontrol presentation was designed to extend FDA personnel's understanding of the Company's noninvasive technology used in the Diasensor 1000. Both the FDA and Biocontrol personnel profited from the interchange of concepts embodied in the Diasensor."

     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. Biocontrol has the exclusive rights to the research and development and manufacturing of the Diasensor 1000. Subsidiary Diasensor.com, Inc., also located in Pittsburgh, PA, owns the patent, marketing and distribution rights to the sensor.

WEBSITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204